Exhibit 99.2
HLTH CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data, unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2007	2006	2007	2006
		(Restated)		(Restated)
Revenue:
Services	$108,804	$274,158	$308,876	$792,509
Products	24,504	25,574	75,751	76,048

Total revenue	133,308	299,732	384,627	868,557

Cost of operations:
Services	43,737	158,967	132,380	472,951
Products	9,603	10,743	30,290	32,974

Total cost of operations	53,340	169,710	162,670	505,925

Development and engineering	4,209	9,243	13,550	27,164
Sales, marketing, general and administrative	57,352	74,390	176,091	216,603
Depreciation and amortization	11,826	18,189	34,231	51,964
Legal expense	373	1,023	1,164	1,840
Interest income	10,864	6,599	30,638	15,450
Interest expense	4,573	4,723	13,909	14,082
Transition services income, net	985	340	4,909	340
Other income (expense)	377	(2,126)	1,522	(4,198)

Income from continuing operations before income tax provision	13,861	27,267	20,081	62,571
Income tax provision	3,935	4,779	6,956	15,123
Minority interest in WHC income (loss)	1,800	69	2,758	(524)
Equity in earnings of EBS Master LLC	8,005	—	22,679	—

Income from continuing operations	16,131	22,419	33,046	47,972
Income (loss) from discontinued operations, net of tax	440	358,048	(56,236)	370,171

Net income (loss)	$16,571	$380,467	$(23,190)	$418,143

Basic income (loss) per common share:
Income from continuing operations	$0.09	$0.08	$0.19	$0.17
Income (loss) from discontinued operations	0.00	1.24	(0.32)	1.29

Net income (loss)	$0.09	$1.32	$(0.13)	$1.46

Diluted income (loss) per common share:
Income from continuing operations	$0.08	$0.07	$0.17	$0.16
Income (loss) from discontinued operations	0.01	1.20	(0.30)	1.25

Net income (loss)	$0.09	$1.27	$(0.13)	$1.41

Weighted-average shares outstanding used in computing income (loss) per common share:
Basic	179,811	287,967	178,681	286,749

Diluted	188,071	300,012	188,486	297,409

HLTH CORPORATION
CONSOLIDATED SEGMENT INFORMATION
(In thousands, except per share data, unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2007	2006	2007	2006
		(Restated)		(Restated)
Revenue
Emdeon Business Services	$—	$187,266	$—	$557,975
WebMD	87,198	66,645	238,639	173,308
ViPS	24,307	24,843	76,851	73,524
Porex	21,867	21,298	69,579	64,544
Inter-segment eliminations	(64)	(320)	(442)	(794)

	$133,308	$299,732	$384,627	$868,557

Earnings before interest, taxes, non-cash and other items (“Adjusted EBITDA”)
Emdeon Business Services	$—	$44,547	$—	$127,519
WebMD	24,077	14,633	51,839	30,759
ViPS	4,809	5,302	14,743	15,517
Porex	6,445	6,133	20,262	18,732
Corporate	(6,053)	(11,000)	(19,267)	(33,633)

	$29,278	$59,615	$67,577	$158,894

Adjusted EBITDA per diluted common share (a)	$0.16	$0.20	$0.36	$0.53

Interest, taxes, non-cash and other items (b)
Depreciation and amortization	$(11,826)	$(18,189)	$(34,231)	$(51,964)
Non-cash stock-based compensation	(9,717)	(11,226)	(27,863)	(35,235)
Non-cash advertising	(169)	(1,660)	(2,489)	(4,454)
Legal expense	(373)	(1,023)	(1,164)	(1,840)
Interest income	10,864	6,599	30,638	15,450
Interest expense	(4,573)	(4,723)	(13,909)	(14,082)
Income tax provision	(3,935)	(4,779)	(6,956)	(15,123)
Minority interest in WHC (income) loss	(1,800)	(69)	(2,758)	524
Equity in earnings of EBS Master LLC	8,005	—	22,679	—
Other income (expense)	377	(2,126)	1,522	(4,198)

Income from continuing operations	16,131	22,419	33,046	47,972
Income (loss) from discontinued operations, net of tax	440	358,048	(56,236)	370,171

Net income (loss)	$16,571	$380,467	$(23,190)	$418,143

Basic income (loss) per common share:
Income from continuing operations	$0.09	$0.08	$0.19	$0.17
Income (loss) from discontinued operations	0.00	1.24	(0.32)	1.29

Net income (loss)	$0.09	$1.32	$(0.13)	$1.46

Diluted income (loss) per common share:
Income from continuing operations	$0.08	$0.07	$0.17	$0.16
Income (loss) from discontinued operations	0.01	1.20	(0.30)	1.25

Net income (loss)	$0.09	$1.27	$(0.13)	$1.41

Weighted-average shares outstanding used in computing income (loss) per common share:
Basic	179,811	287,967	178,681	286,749

Diluted	188,071	300,012	188,486	297,409

(a)	Adjusted EBITDA per diluted common share is based on the weighted-average shares outstanding used in computing diluted income (loss) per common share.

(b)	Reconciliation of Adjusted EBITDA to net income (loss) (see Annex A — Explanation of Non-GAAP Financial Measures).

HLTH CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, unaudited)

	September 30, 2007	December 31, 2006
Assets
Cash and cash equivalents	$412,330	$614,691
Short-term investments	372,128	34,140
Accounts receivable, net	104,014	121,608
Inventory	10,199	9,922
Due from EBS Master LLC	95	30,716
Prepaid expenses and other current assets	54,804	31,871

Total current assets	953,570	842,948

Marketable equity securities	2,634	2,633
Property and equipment, net	74,644	72,040
Goodwill	332,689	337,669
Intangible assets, net	115,083	129,473
Investment in EBS Master LLC	23,169	1,521
Other assets	36,203	65,659

Total Assets	$1,537,992	$1,451,943

Liabilities and Stockholders’ Equity
Accounts payable	$2,815	$3,996
Accrued expenses	56,483	113,175
Deferred revenue	91,837	87,438
Liabilities of discontinued operations	48,434	—

Total current liabilities	199,569	204,609

Convertible notes	650,000	650,000
Other long-term liabilities	33,881	24,179

Minority interest in WebMD Health Corp. (WHC)	119,785	101,860

Convertible redeemable exchangeable preferred stock	—	98,768

Stockholders’ equity	534,757	372,527

Total Liabilities and Stockholders’ Equity	$1,537,992	$1,451,943

HLTH CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands, unaudited)

	Nine Months Ended
	September 30,
	2007	2006
		(Restated)
Cash flows from operating activities:
Net (loss) income	$(23,190)	$418,143
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Loss (income) from discontinued operations, net of tax	56,236	(370,171)
Depreciation and amortization	34,231	51,964
Minority interest in WHC income (loss)	2,758	(524)
Equity in earnings of EBS Master LLC	(22,679)	—
Amortization of debt issuance costs	2,179	2,190
Non-cash advertising	2,489	4,454
Non-cash stock-based compensation	27,863	35,235
Deferred income taxes	2,345	3,041
EBS working capital adjustment	(399)	—
Reversal of income tax valuation allowance applied to goodwill	1,676	5,307
Changes in operating assets and liabilities:
Accounts receivable	18,042	(18,760)
Inventory	(88)	601
Prepaid expenses and other, net	(1,783)	(9,701)
Accounts payable	(1,181)	825
Accrued expenses and other long-term liabilities	(46,333)	3,284
Deferred revenue	4,399	9,926

Net cash provided by continuing operations	56,565	135,814
Net cash (used in) provided by discontinued operations	(9,339)	25,985

Net cash provided by operating activities	47,226	161,799

Cash flows from investing activities:
Proceeds from maturities and sales of available-for-sale securities	356,492	831,145
Purchases of available-for-sale securities	(694,522)	(632,955)
Purchases of property and equipment	(18,112)	(38,231)
Cash paid in business combinations, net of cash acquired	(100)	(119,635)
Proceeds from the sale of EBS, net	2,898	—
Proceeds from advances to EBS Master LLC	19,921	—
Proceeds from the sale of discontinued operations	11,667	524,245
Other changes in equity of discontinued operations	—	28,279

Net cash (used in) provided by continuing operations	(321,756)	592,848
Net cash used in discontinued operations	—	(26,010)

Net cash (used in) provided by investing activities	(321,756)	566,838

Cash flows from financing activities:
Proceeds from issuance of HLTH and WHC common stock	114,077	62,768
Tax benefit on stock-based awards	4,318	—
Purchases of treasury stock under repurchase program	(47,120)	(71,843)
Payments of notes payable and other	(148)	(359)

Net cash provided by (used in) financing activities	71,127	(9,434)

Effect of exchange rates on cash	1,042	616

Net (decrease) increase in cash and cash equivalents	(202,361)	719,819
Change in cash of discontinued operations	—	25
Cash and cash equivalents at beginning of period	614,691	155,616

Cash and cash equivalents at end of period	$412,330	$875,460